SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2008 (February 19, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
149 South Barrington Ave., Suite 808
Los Angeles, CA 90049
(Address of Principal Executive Offices) (Zip Code)
(818) 887-6659
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 2 is being provided to furnish additional clarification related to the reports of Mendoza Berger & Company, LLP (“MBC”) on the Registrant’s financial statements for the past two fiscal years.
Item 4.01: Changes in Registrant’s Certifying Accountant
(a) On February 5, 2008, the members of the Audit Committee of Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”), unanimously approved the dismissal of MBC as the Registrant’s independent registered public accounting firm.
     No report of MBC on the Registrant’s financial statements during the transition period ended September 30, 2007 and the fiscal years ended January 31, 2007 and 2006 and through February 19, 2008, contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the transition period ended September 30, 2007 and the fiscal years ended January 31, 2007 and 2006 and through February 19, 2008, there were no disagreements with MBC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MBC, would have caused it to make reference thereto in any report.
     During the transition period ended September 30, 2007 and the fiscal years ended January 31, 2007 and 2006 and through February 19, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The Registrant requested that MBC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.
     (b) On February 5, 2008, the Registrant engaged the firm of Whitley Penn, LLP (“WP”) as the Registrant’s principal independent accountant to audit the Registrant’s financial statements. The members of the Registrant’s Audit Committee unanimously approved the engagement of WP.
     Prior to the engagement of WP, neither the Registrant nor any person on the Registrant’s behalf consulted WP regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Mendoza Berger & Company, LLP, dated February 19, 2008

EXHIBITS

Exhibit
Number	Description
16.1	Letter from Mendoza Berger & Company, LLP, dated February 19, 2008
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: February 19, 2008	By:	/s/ Dennis M. Smith
Dennis M. Smith
Chief Financial Officer